UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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South Jersey Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 11, 2018. SOUTH JERSEY INDUSTRIES, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 12, 2018 Date: May 11, 2018 Time: 9:00 AM, Eastern Time Location: Resorts Casino Hotel Atlantic Ballroom 1133 Boardwalk Atlantic City, NJ 08401 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. SOUTH JERSEY INDUSTRIES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1. To elect ten Directors (term expiring 2019). 1a. Sarah M. Barpoulis 1b. Thomas A. Bracken 1c. Keith S. Campbell 1e. Sheila Hartnett-Devlin, CFA 1d. Victor A. Fortkiewicz 1f. Walter M. Higgins III 1g. Sunita Holzer 1h. Michael J. Renna 1j. Frank L. Sims 1i. Joseph M. Rigby The Board of Directors recommends you vote FOR the following: 2. To hold an advisory vote to approve executive compensation. 3. To approve an amendment to the Certificate of Incorporation to change the name of the Company to SJI, Inc. 4. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2018. NOTE: To transact other business that may properly come before the meeting. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. Nominees: